UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): January 3, 2006

                                 FTS GROUP, INC.
                                 ---------------

              (Exact name of registrant as specified in its charter)

           Nevada                      000-24829                 84-1416864
 ---------------------------        ---------------            ---------------
(State  or  other  jurisdiction    (Commission  File         (IRS  Employer of
       incorporation)                   Number)             Identification  No.)



     7610  West  Hillsborough  Ave.,  Tampa,  Florida           33615
     -------------------------------------------              --------
      (Address  of  principal  executive  offices)           (Zip  Code)


                                (813)  868-3600
                         -----------------------------
                        (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

On January 3, 2006 we acquired See World Satellites, Inc., a Pennsylvania corporation. We paid $500,000 at the closing of the transaction on January 3, 2006. We agreed to pay an additional $500,000 when all material contracts held by See World were executed, amended or modified to acknowledge our acquisition of See World and/or to make us a party to each agreement such that we had full benefit of the agreements. The material agreements, such as the contract with Echo Star, have been executed and became effective as of September 1, 2006. As of September 28, 2006, we have paid Mr. Miller the second $500,000 payment as required by our agreements.

At closing, we issued to Mr. Miller a two year secured promissory note in the sum of $3,500,000. The Note does not pay interest. As of September 28, 2006, we have paid $500,000 pursuant to the terms of the Note as follows: $250,000 was paid to Mr. Miller in April 2006 and $250,000 was paid to Mr. Miller in July 2006. We are scheduled to make 6 more quarterly payments of $250,000 to Mr. Miller as follows: $250,000 in October 2006, $1,250,000 in January 2007, $250,000 in April 2007, $250,000 in July 2007, $250,000 in October 2007 and
$750,000 in January 2008. The Note is secured against the assets of See World. The total purchase price amounted to $5,500,000. Pursuant to the Agreement, which became effective January 3, 2006, See World became our subsidiary.

The net assets of See World Satellites, Inc. per the audited financial statements included herewith were $841,102. Contract stipulations were in place for certain net assets to be retained by seller upon completion of the audit. Cash of $635,002 and accounts receivable of $85,758, less liabilities of $201,962 for a net amount of $518,798 were to be retained by the seller Mr. Richard Miller. These items were left in the business for working capital purposes and a short term note to Mr. Miller of $518,798 is reflected in these financial statements.

In March 2006, we issued Mr. Miller 1,000,000 shares of our Series B Convertible preferred stock after the 2004 and 2005 audited financial statements of See World Satellites, Inc. were completed.

The description of the transaction contained herein is qualified in its entirety by reference to the Promissory Note dated January 3, 2006, the Stock Purchase Agreement between the Company and Richard E. Miller dated January 3, 2006 and the Stock Escrow Agreement among the Company, Richard E. Miller and Lambert & Martineau dated January 3, 2006. Each of these documents is filed as an Exhibit to the Form 8-K filed on January 9, 2006 and incorporated herein by reference.

a. Historical Financial Statements of Business Acquired (See World Satellites, Inc.) for 2005 and 2004.

b.  Proforma  Financial  Information

1.  Proforma  Consolidated  Balance  Sheet  -  December  31,  2005
2.  Proforma Consolidated Statement of Operations - Year ended December 31, 2005
3.  Proforma Consolidated Statement of Operations - Year ended December 31, 2004
4.  Notes  to  Unaudited  Proforma  Consolidated  Financial  Statements

                           SEE WORLD SATELLITES, INC.

                                      INDEX

REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING  FIRM

FINANCIAL  STATEMENTS:

        BALANCE SHEETS - DECEMBER 31, 2005 AND 2004

        STATEMENTS OF OPERATIONS -YEARS ENDED DECEMBER 31, 2005 AND 2004

Statements  of  Stockholder's  Equity  -  Years ended December 31, 2005 and 2004

        STATEMENTS OF CASH FLOWS - YEARS ENDED DECEMBER 31, 2005 AND 2004

Notes  to  audited  Financial  Statements

PROFORMA  FINANCIAL  INFORMATION:

PROFORMA  CONSOLIDATED  BALANCE  SHEET  -  DECEMBER  31,  2005

PROFORMA  CONSOLIDATED  STATEMENT  OF  OPERATIONS - YEAR ENDED DECEMBER 31, 2005

PROFORMA  CONSOLIDATED  STATEMENT  OF  OPERATIONS - YEAR ENDED DECEMBER 31, 2004

NOTES  TO  UNAUDITED  PROFORMA  CONSOLIDATED  FINANCIAL  STATEMENTS

R.  E.  Bassie  &  Co.
Certified  Public  Accountants
6671  Southwest  Freeway,  Suite  550
Houston,  Texas  77074-2220
Tel:  (713)  272-8500
E-Mail:  Rebassie@aol.com

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The  Board  of  Directors  and  Stockholders

See  World  Satellites,  Inc.:

We have audited the accompanying balance sheets of See World Satellites, Inc. as of December 31, 2005 and 2004, and related statements of operations, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of See World Satellites, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/  R.E  Bassie  &  Co.
Houston,  Texas
December 5,  2006

                           SEE WORLD SATELLITES, INC.
                          Balance sheet 2005 and 2004

Assets                                                                        2005            2004
                                                                         --------------  --------------
Current assets:
     Cash and cash equivalents                                           $     635,002   $     501,771
     Accounts receivable                                                        85,758         127,628
     Receivable from shareholder                                                     -          61,111
     Prepaid expenses                                                           41,306          29,163
     Inventory                                                                 144,544          39,588
                                                                         --------------  --------------
          Total current assets                                                 906,610         759,261
                                                                         --------------  --------------

Property and equipment                                                         357,721         353,024
     Less accumulated depreciation and amortization                            221,267         178,213
                                                                         --------------  --------------
          Net property and equipment                                           136,454         174,811
                                                                         --------------  --------------
          Total assets                                                   $   1,043,064   $     934,072
                                                                         ==============  ==============

Liabilities and Stockholder's Equity
------------------------------------

Liabilities:
     Accounts payable and accrued expenses                               $      96,662   $     400,313
     Accrued salaries and related liabilities                                   84,653          35,834
     Current installments of long-term debt                                     16,561          21,068
                                                                         --------------  --------------
               Total current liabilities                                       197,876         457,215
Long-term debt, less current installments                                        4,086          20,647
                                                                         --------------  --------------
               Total liabilities                                               201,962         477,862
                                                                         --------------  --------------

Stockholder's equity:
     Common stock, $0.10 par value.  Authorized 10,000
          shares: 10,000 shares issued and outstanding                           1,000           1,000
     Retained earnings                                                         840,102         455,210
                                                                         --------------  --------------
               Total stockholder's equity                                      841,102         456,210

Commitments and contingencies
                                                                         --------------  --------------
               Total liabilities and stockholder's equity                $   1,043,064   $     934,072
                                                                         ==============  ==============

See accompanying notes to financial statements.

                           SEE WORLD SATELLITES,INC.
                            Statements of Operations
                     Years ended December 31, 2005 and 2004
                                                                              2005            2004
                                                                         --------------  --------------
 Sales revenue                                                           $   5,038,676   $   4,248,285
                                                                         --------------  --------------
 Cost and expenses:
      Cost of sales                                                            803,106       1,131,003
      Selling, general and administrative                                    3,305,280       2,708,031
      Loss on disposal of assets                                                17,794          15,485
                                                                         --------------  --------------
           Total cost and expenses                                           4,126,180       3,854,519
                                                                         --------------  --------------

           Operating income before other income(expenses)                      912,496         393,766
                                                                         --------------  --------------
 Other income (expenses):
      Interest income                                                           13,805           2,783
      Interest expense                                                          (4,825)         (7,354)
      Other income                                                                 605             682
                                                                         --------------  --------------
           Total other income (expenses)                                         9,585          (3,889)
                                                                         --------------  --------------

           Net earnings from continuing operations                       $     922,081   $     389,877
                                                                         ==============  ==============


  Net earnings per common share - basic and diluted:

       Net earnings applicable to common shareholder                     $       92.21   $       38.99
                                                                         ==============  ==============
  Weighted average common shares - basic and diluted                            10,000          10,000
                                                                         ==============  ==============

See  accompanying  notes  to  financial  statements.

                           SEE WORLD SATELLITES, INC.
                       Statements of Stockholder's Equity
                     Years ended December 31, 2005 and 2004
                                                    Additional                 Total
                                  Common Stock       paid in      Retained  stockholder's
                                ---------------
                                shares   amount      capital      earnings    equity
                                ------   -------     -------      --------    --------
 Balance, December 31, 2003     10,000   $1,000      $     -      $538,013    $539,013


      Net earnings                   -        -            -       389,877     389,877


      Owner's withdrawals            -        -            -      (472,680)   (472,680)
                                ------   -------     -------      --------    --------

 Balance, December 31, 2004     10,000     1,000           -       455,210     456,210


      Net earnings                   -         -           -       922,081     922,081


      Owner's withdrawals            -         -           -      (537,189)   (537,189)


                                ------   -------     -------      --------    --------
 Balance, December 31, 2005     10,000   $ 1,000     $     -      $840,102    $841,102
                                ======   =======     =======      ========    ========

See  accompanying  notes  to  financial  statements.

                           SEE WORLD SATELLITES,INC.
                            Statements of Cash Flows
                     Years ended December 31, 2005 and 2004
                                                                              2005            2004
                                                                         --------------  --------------
 Cash flows from operating activities:
      Net earnings                                                       $     922,081   $     389,877
      Adjustments to reconcile net earnings to net cash
           provided by operating activities:
                Depreciation and amortization                                   74,966          63,973
                Loss on disposal of equipment                                   17,794          15,485
                (Increase) decrease in operating assets:
                     Accounts receivable                                        41,870         (29,963)
                     Inventory                                                (104,956)         (1,608)
                     Prepaid expenses                                          (12,143)        (11,017)
                Increase (decrease) in operating liabilities:
                     Accounts payable and accrued expenses                    (303,651)        238,956
                     Accrued salaries and related liabilities                   48,819          15,139
                                                                         --------------  --------------
                          Net cash provided by operating activities            684,780         680,842
                                                                         --------------  --------------

 Cash flows from investing activities
      Capital expenditure for equipment                                        (54,403)        (69,527)
      Receivable from shareholder                                               61,111               -
                                                                         --------------  --------------
                     Net cash provided by (used in) investing activities         6,708         (69,527)
                                                                         --------------  --------------

 Cash flows from financing activities:
      Principal payments on long-term debt                                     (21,068)        (37,363)
      Shareholder's withdrawals                                               (537,189)       (472,680)
                                                                         --------------  --------------
                          Net cash used in financing activities               (558,257)       (510,043)
                                                                         --------------  --------------

                          Net increase in cash and cash equivalents            133,231         101,272

 Cash and cash equivalents at beginning of year                                501,771         400,499
                                                                         --------------  --------------
 Cash and cash equivalents at end of year                                $     635,002   $     501,771
                                                                         ==============  ==============

 See accompanying notes to financial statements.

See World Satellites, Inc. Notes to audited financial statements

(1)  Summary  of  Significant  Accounting  Policies

                      ORGANIZATION, OWNERSHIP AND BUSINESS

See World Satellites, Inc. (the "Company") was incorporated under the laws of the State of Pennsylvania in 1998. The Company's primary services include the installation of television satellite disk systems as an independent contractor for DISH Network Services Corporation and as an authorized retailer for marketing, promotion and solicitation of orders for programming with EchoStar Satellite L.L.C., an affiliate of DISH Network Services Corporation.

                            CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investment instruments purchased with original maturities of three months or less to be cash equivalents.

ACCOUNTS  RECEIVABLE

Accounts receivable consist primarily of trade receivables, net of a valuation allowance for doubtful accounts.

                                    INVENTORY

Inventory consists of various components of satellite disks, mainly receivers and is stated at the lower of cost, or market on a first-in, first-out basis.

                      PROPERTY, EQUIPMENT AND DEPRECIATION

Property and equipment are recorded at cost less accumulated depreciation. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts, with any resultant gain or loss being recognized as a component of operating income. Depreciation is computed over the estimated useful lives of the assets (3-5 years) using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. Maintenance and repairs are charged to operations as incurred.

                               REVENUE RECOGNITION

The Company recognizes revenue when the installation of the products is complete or upon completion of services provided.

                                ADVERTISING COSTS

The cost of advertising is expensed as incurred.

                                  INCOME TAXES

The Company has elected to be treated as an S corporation for federal income tax purposes. Accordingly, the earnings and losses of the Company are included in the personal income tax return of the stockholder, who is taxed depending on his personal tax strategies.

                     MANAGEMENT'S ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

                            STOCK-BASED COMPENSATION

The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations and to elect the disclosure option of SFAS No. 123, "Accounting for Stock-Based Compensation." Accordingly, compensation cost for stock options issued to employees is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock. No stock was issued during the years ended December 31, 2005 and 2004.

                      FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company estimates the fair value of its financial instruments using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the Company estimates of fair value are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumption and/or estimation methodologies may have a material effect on the estimated fair value amounts. The interest rates payable by the Company on its notes payable approximate market rates. The Company believes that the fair value of its financial instruments comprising accounts receivable, notes receivable, accounts payable, and notes payable approximate their carrying amounts.

                               NEW PRONOUNCEMENTS

In May 2005, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 154, Accounting Changes and Error Corrections. SFAS No. 154 replaces Accounting Principles Board Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Accounting Changes in Internal Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS No. 154 requires retrospective application of changes in accounting principle to prior periods' financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. We will adopt SFAS No. 154 on January 1, 2006. Any impact on the Company's consolidated results of operations and earnings per share will be dependent on the amount of any accounting changes or corrections of errors whenever recognized.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 153. This statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, "Accounting for Nonmonetary Transactions," is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged.

The guidance in that opinion; however, included certain exceptions to that principle. This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this statement will have no impact on the financial statements of the Company. In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 152, which amends FASB statement No. 66, "Accounting for Sales of Real Estate," to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions." This statement also amends FASB Statement No. 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects," to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this statement will have no impact on the financial statements of the Company.

In  November  2004,  the  Financial  Accounting  Standards  Board  (FASB) issued
Statement of Financial Accounting Standards No. 151, "Inventory Costs-- an amendment of ARB No. 43, Chapter 4." This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that "under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges." This statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this statement will have any immediate material impact on the Company.

(2)  Property  and  Equipment

A  summary  of  property  and  equipment  is  as  follows:

                                                           2005         2004
                                                        ---------     ---------

Vehicles                                                $ 287,728     $ 289,391
Equipment                                                  61,052        54,692
Leasehold  improvements                                     8,941         8,941
                                                        ---------     ---------
                                                          357,721       353,024
Less:  Accumulated depreciation and amortization         (221,267)     (178,213)
                                                        ---------     ---------
                                                        $ 136,454     $ 174,811
                                                        =========     =========

(3)  Long-term  Debt
Long-term  debt  at  December  31,  2005  and  2004  consisted of the following:

                                                           2005           2004
                                                          ---------    ---------
Note  payable to a bank, due in monthly installments
Of $334, including interest at 6.74%, through
November 2007, secured by vehicles.                      $   6,891     $  10,307

Note  payable to a bank, due in monthly installments
of $436, including interest at  8.75%,  through
December  2006,  secured  by  vehicle.                       4,990         9,566

Note  payable  to  a  finance  company,  due  in
monthly  installments of $411, including  interest
at 10%, through April 2007, secured in vehicle               6,134        10,228

Note  payable  to  a  finance  company,  due
in  monthly  installments of $375, including
interest  at 8.75%, through July 2006, secured
by vehicles.                                                 2,197         6,313

Note  payable  to  a  finance  company,  due
in  monthly  installments of $429, including
interest  at  8.99%, through  February 2006,
secured by vehicles.                                           435         5,301
                                                         ----------    ---------
Total  long-term debt                                       20,647        41,715
Less  current installments                                  16,561        21,068
                                                         ----------    ---------
Long-term  debt, less current installments               $   4,086       $20,647
                                                         ==========    =========

Principal repayment provisions of long-term debt are as follows at December 31, 2005:

2006                                                                  $  16,561
2007                                                                      4,086
                                                                      ----------
                               Total                                  $  20,647
                                                                      ==========

(4)   Advertising  Costs

During the years ended December 31, 2005 and 2004, the Company incurred advertising costs in the amount of $262,911 and $219,040, respectively.

(5)  Lease  Agreement

The Company leases office space under a noncancellable-operating lease which expires in December 2008. Future minimum lease payments under the operating lease are as follows:

    Year
December  31,         Amount
-------------        --------

    2006             $ 30,000
    2007               30,000
    2008               30,000
                     --------
                     $ 90,000
                     ========

For the years ended December 31, 2005 and 2004, the Company incurred rent expenses in the amount of $30,153 and $31,958, respectively.

(6)  Concentration  of  Credit  Risk

Financial instruments that potentially subject the Company to credit risk are primarily accounts receivable - trade. The Company grants credit primarily to two customers throughout the United States. Generally, the Company does not require collateral or other security to support customer receivables. For the year ended December 31, 2005, two customers made up 94% of total sales revenue. The Company maintains its cash with a major domestic bank in amounts, which exceed the insured limit of $100,000 from time to time. The terms of these deposits are on demand to minimize risk. The Company has not incurred losses related to these deposits.

(7)  Subsequent  Event

                      STOCK PURCHASE AND EXCHANGE AGREEMENT

Effective January 3, 2006, FTS Group, Inc. (a publicly traded company) acquired 100% of the outstanding capital stock of See World Satellites, Inc.

(8)  Contingencies

The contract agreement with the Company and DISH Network Service Corporation expired effective December 31, 2005. This contract provided the Company with 42.2% of its revenues for the year ended December 31, 2005. The Company is currently negotiating a renewal of the contract.

                           SEE WORLD SATELLETES, INC.
                UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS

Effective January 3, 2006, FTS Group, Inc. ("the Company") acquired 100% of the capital stock of See World Satellites, Inc. ("See World"), for consideration, providing for (i) $1,000,000 in cash to the shareholder of See World, (ii) a promissory note in the amount of $3,500,000, and (iii) $1,000,000 in convertible preferred stock of the Company. Pursuant to the Agreement, which became effective January 3, 2006, See World will become a subsidiary of the Registrant. The acquisition was accounted for using the purchase method of accounting. The following unaudited proforma consolidated statements of operations for the year ended December 31, 2005 and for the year ended December 31, 2004, assumes the acquisition of See World had occurred on January 1, 2004 and includes the historical unaudited consolidated statements of operations for the Registrant for the year ended December 31, 2005 and year ended December 31, 2004, adjusted for the proforma effects of the acquisition.

The unaudited proforma consolidated statements are not necessarily indicative of the results of operations that would actually have occurred if the transactions had been consummated as of January 1, 2004. These statements should be read in conjunction with the historical financial statements and related notes thereto of the Registrant, in its annual report on Form 10-KSB, as amended by form 10-KSB/A and See World's financial statements included herein.

                                FTS GROUP, INC.
                 Unaudited Proforma Consolidated Balance Sheet
                               December 31, 2005
                                                                                             See World
                                                                               FTS Group     Satellites,   Proforma       Proforma
Assets                                                                            Inc.          Inc.      Adjustments   Consolidated
Current assets:                                                               ------------  ------------  ------------  ------------
     Cash                                                                     $   243,079   $   635,002                 $   878,081
     Restricted cash                                                              560,000             -  B   (500,000)      500,000
                                                                                                         F    440,000
     Accounts receivable, net                                                      12,201        85,758             -        97,959
     Inventories                                                                   33,180       144,544                     177,724
     Prepaid expenses and other current asset                                     474,683        41,306  F   (440,000)       75,989
                                                                              ------------  ------------   -----------  ------------
               Total current assets                                             1,323,143       906,610      (500,000)    1,729,753

Property and equipment, net                                                       208,210       136,454                     344,664

Investment in consolidated subsidiary                                                   -             -  A  5,500,000             -
                                                                                                         E (5,500,000)
Excess of cost over the net assets of businesses acquired                               -             -  C  5,177,696     5,177,696
Unamortized discount on convertible debt                                          380,690             -                     380,690
Unamortized debt issuance costs                                                    46,313             -                      46,313
Other assets                                                                       16,139             -                      16,139
                                                                              ------------  ------------  ------------  ------------
               Total assets                                                   $ 1,974,495   $ 1,043,064   $ 4,677,696   $ 7,695,255
                                                                              ============  ============  ============  ============
Liabilities and Stockholders' Equity

Current liabilities:
     Accounts payable and accrued expenses                                        468,185        96,662             -       564,847
     Accrued salaries and related liabilities                                           -        84,653                      84,653
     Short-term notes payable to related parties                                   80,850             -  G    518,798       599,648
     Net amount due to prior owner of See World                                         -             -  B    500,000       500,000
     Current installments of convertible debentures                             1,002,496                                 1,002,496
     Current installments of long-term note payable to related party                    -             -  B    750,000       750,000
     Current installments of long-term debt                                             -        16,561             -        16,561
                                                                              ------------  ------------                ------------
               Total current liabilities                                        1,551,531       197,876                   3,518,205
Convertible notes, less current installments                                      430,088             -                     430,088
Long-term note payable to related party, less current installments                      -             -  B  2,750,000     2,750,000
Long-term debt                                                                          -         4,086             -         4,086
                                                                              ------------  ------------   ----------  ------------
               Total liabilities                                                1,981,619       201,962     4,518,798     6,702,379
                                                                              ------------  ------------  -----------  ------------

Stockholders' equity:
     Preferred stock                                                                    -             -  B     10,000        10,000
     Common stock                                                                 102,099         1,000  E     (1,000)      102,099
     Additional paid-in capital                                                10,196,539             -  D    840,102    11,186,539
                                                                                                         C  5,177,696
                                                                                                         E (5,499,000)
                                                                                                         B    990,000
                                                                                                         G   (518,798)
     Accumulated deficit                                                      (10,305,762)      840,102  D   (840,102)  (10,305,762)
                                                                              ------------  ------------  ------------  ------------
               Total stockholders' equity                                          (7,124)      841,102    158,898          992,876
                                                                              ------------  ------------  ------------  ------------
               Total liabilities and stockholders' equity                     $ 1,974,495   $ 1,043,064   $ 4,677,696   $ 7,695,255
                                                                              ============  ============  ============  ============

See  accompanying notes to unaudited proforma consolidated financial statements.

                                FTS GROUP, INC.
       Unaudited Proforma Consolidated Statement of Operations Year ended
                               December 31, 2005
                                                                                             See World
                                                                               FTS Group     Satellites,   Proforma       Proforma
                                                                                  Inc.          Inc.      Adjustments   Consolidated
                                                                              ------------  ------------  ------------  ------------
 Revenues                                                                     $ 1,310,731   $ 5,038,676   $             $ 6,349,407
                                                                              ------------  ------------  ------------  ------------
 Costs and expenses:
      Cost of sales                                                             1,110,645       803,106                   1,913,751
      Selling, general and administrative                                       1,767,563     3,305,280                   5,072,843
           Loss on disposition of assets                                                -        17,794                      17,794
                                                                              ------------  ------------  ------------  ------------
           Total costs and expenses                                             2,878,208     4,126,180             -     7,004,388
                                                                              ------------  ------------  ------------  ------------
           Operating income (loss) before other income(exp)                    (1,567,477)      912,496             -      (654,981)
                                                                              ------------  ------------  ------------  ------------
 Other income (expenses):
      Interest income                                                                   -        13,805                      13,805
      Unrealized loss on investments                                               (7,500)            -                      (7,500)
      Interest expense                                                           (422,259)       (4,825)                   (427,084)
      Other income                                                                      -           605                         605
                                                                              ------------  ------------  ------------  ------------
           Total other income (expenses)                                         (429,759)        9,585             -      (420,174)
                                                                              ------------  ------------  ------------  ------------
           Net earnings (loss) before income taxes                             (1,997,236)      922,081             -    (1,075,155)

 Provision for income taxes                                                             -             -             -             -
                                                                              ------------  ------------  ------------  ------------
           Net earnings (loss) from operations                                $(1,997,236)  $   922,081   $         -   $(1,075,155)
                                                                              ============  ============  ============  ============

  Net loss applicable to common shareholders:
           Basic                                                                                                        $     (0.02)
                                                                                                                        ============
           Diluted                                                                                                      $     (0.01)
                                                                                                                        ============
  Weighted average common shares:
           Basic                                                                                                      H  55,986,790
                                                                                                                        ============
           Diluted                                                                                                    I  80,986,790
                                                                                                                        ============
See  accompanying notes to unaudited proforma consolidated financial statements.

                                FTS GROUP, INC.
       Unaudited Proforma Consolidated Statement of Operations Year ended
                               December 31, 2004
                                                                                             See World
                                                                               FTS Group     Satellites,   Proforma       Proforma
                                                                                  Inc.          Inc.      Adjustments   Consolidated
                                                                              ------------  ------------  ------------  ------------
 Revenues                                                                     $   712,282   $ 4,248,285   $             $ 4,960,567
                                                                              ------------  ------------  ------------  ------------
 Costs and expenses:
      Cost of sales                                                               521,660     1,131,003                   1,652,663
      Selling, general and administrative                                       2,191,837     2,708,031                   4,899,868
      Impairment of long-lived assets                                             107,000             -                     107,000
           Loss on disposition of assets                                                -        15,485                      15,485
                                                                              ------------  ------------  ------------  ------------
           Total costs and expenses                                             2,820,497     3,854,519             -     6,675,016
                                                                              ------------  ------------  ------------  ------------
           Operating income (loss) before other income(exp)                    (2,108,215)      393,766             -    (1,714,449)
                                                                              ------------  ------------  ------------  ------------
 Other income (expenses):
      Interest income                                                                   -         2,783                       2,783
      Unrealized loss on investments                                               (7,500)            -                      (7,500)
      Interest expense                                                           (212,638)       (7,354)                   (219,992)
      Other income                                                                      -           682                         682
                                                                              ------------  ------------  ------------  ------------
           Total other income                                                    (220,138)       (3,889)            -      (224,027)
                                                                              ------------  ------------  ------------  ------------
           Net earnings (loss) before income taxes                             (2,328,353)      389,877             -    (1,938,476)
                                                                              ============  ============  ============  ============

 Provision for income taxes                                                             -             -             -             -
                                                                              ------------  ------------  ------------  ------------
           Net earnings (loss) from operations                                $(2,328,353)  $   389,877   $         -   $(1,938,476)
                                                                              ============  ============  ============  ============

  Net loss applicable to common shareholders:
           Basic                                                                                                        $     (0.07)
                                                                                                                        ============
           Diluted                                                                                                      $     (0.04)
                                                                                                                        ============
  Weighted average common shares:
           Basic                                                                                                      H  27,459,250
                                                                                                                        ============
           Diluted                                                                                                    I  52,459,250
                                                                                                                        ============
See  accompanying notes to unaudited proforma consolidated financial statements.

NOTES  TO  UNAUDITED  PROFORMA  CONSOLIDATED  FINANCIAL  STATEMENTS

(1)  Basis  of  Presentation

The unaudited Proforma Consolidated Statement of Operations for the year ended December 31, 2005, includes the audited historical results of operations for FTS Group, Inc. and See World Satellites, Inc. ("See World") for the year ended December 31, 2005, adjusted for the proforma effects of the acquisition assuming the acquisition occurred on January 1, 2004.

The unaudited Proforma Consolidated Statement of Operations for the year ended December 31, 2004, includes the audited historical results of operations of the Company and See World, and adjusted for the proforma effects of the acquisition assuming the acquisition occurred on January 1, 2004.

The unaudited Proforma Balance Sheet at December 31, 2005, includes the audited balance sheets of the Company and See World as of December 31, 2005, assuming the acquisition occurred on December 31, 2005, adjusted for the proforma effects of the acquisition.

The capital accounts of the Company have been adjusted as of December 31, 2005 to report the effects of the acquisition, assuming the acquisition occurred on December 31, 2005. The following proforma adjustments are necessary to record the acquisition:

A. To record on the books of the parent company (FTS Group, Inc.) the investment in See World.

B. To record on the books of the parent company the disbursement of cash ($500,000), the establishment on long-term note payable to related party (prior owner of See World) ($3,500,000), issuance of $1,000,000 of convertible preferred stock, and recording of a current liability for the remaining cash payment of $500,000.

C. To record goodwill on the books of See World for the excess of the purchase price over the net assets of the business acquired (See World).

D. To record on the books of See World the transfer of ending retained earnings at December 31, 2005 to additional paid-in capital.

E. To record, for consolidation purposes, the elimination of the investment on consolidated subsidiary and related capital accounts of See World.

F. To record the receipt of the remaining cash from the borrower in the first week in January 2006.

G. To reduce additional paid in capital and record short-term advance from Mr. Miller for adjustment to the net assets per audited financial statements. Per contract stipulations, certain assets were to be retained by seller, however, were left in the business for working capital purposes.

H. Basic number of shares outstanding represents the weighted average number of common shares outstanding for the years ended December 31, 2005 and 2004.

I. Diluted number of shares outstanding represents the weighted average number of common shares outstanding for the years ended December 31, 2005 and 2004, plus 25,000,000 shares each year to account for the conversion of the Series B Convertible Preferred Stock issued to the prior owner of See World.

(b)  Exhibits

EXHIBIT
 NUMBER                             DESCRIPTION

10.1 Promissory Note between the Company and Richard E. Miller dated January 3, 2006 (included as Exhibit 10.1 to the Form 8-K filed on January 9, 2006 and incorporated herein by reference).

10.2 Stock Purchase Agreement between the Company and Richard E. Miller dated January 3, 2006 (included as Exhibit 10.2 to the Form 8-K filed on January 9, 2006 and incorporated herein by reference).

10.3 Stock Escrow Agreement among the Company, Richard E. Miller and Lambert & Martineau dated January 3, 2006 (included as Exhibit 10.3 to the Form 8-K filed on January 9, 2006 and incorporated herein by reference).

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FTS GROUP, INC.
                               -----------------
                                   REGISTRANT

Date:  December  5,  2006                           By:  /s/  Scott  Gallagher
                                                         -----------------------
                                                         Scott  Gallagher
                                                         Chief Executive Officer